UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 11, 2013

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 –Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Alaska Communications Systems Group, Inc. (the “Company”) was held on June 11, 2013. Shareholders representing 38,657,086 shares, or 83.05%, of the common shares outstanding as of the April 12, 2013 record date were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstention and non-votes, as applicable, are set forth below:

Proposal 1 - Election of Board of Directors;

The seven (7) nominees to serve as directors, which constituted the entire Board as of the meeting date, were all reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward (Ned) J. Hayes, Jr.	14,727,232	1,046,990	164,706	22,979,457
Anand Vadapalli	14,577,705	1,185,112	176,110	22,979,458
Peter D. Ley	14,809,795	960,607	168,526	22,979,457
John Niles Wanamaker	14,763,875	1,008,437	166,617	22,979,456
David W. Karp	14,719,229	1,031,708	187,992	22,979,456
Brian A. Ross	14,814,485	953,399	171,045	22,979,456
Margaret L. Brown	14,763,653	1,003,576	171,701	22,979,455

Proposal 2 –Advisory approval of the Company’s executive compensation;

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
13,374,664	2,093,591	470,673	22,979,457

Proposal 3 –Ratification of the appointment of the Company’s independent registered public accounting firm;

The Company proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
37,435,912	1,165,872	316,601	0

Item 7.01 Regulation FD Disclosure.

A copy of material that was used in an investor presentation delivered by the Company’s CEO following the annual meeting of shareholders is available on the Company’s website at www.alsk.com and will remain there for at least ninety (90) days.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 11, 2013	By:	/s/Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary